UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported): March 30, 2021

UDR, Inc.

(Exact name of registrant as specified in its charter)

Maryland	1-10524	54-0857512
(State or other jurisdiction	(Commission	(I.R.S. Employer
of incorporation)	File Number)	Identification No.)

1745 Shea Center Drive, Suite 200, Highlands Ranch, Colorado		80129
(Address of principal executive offices)		(Zip Code)

Registrant’s telephone number, including area code: (720) 283-6120

Not Applicable

Former name or former address, if changed since last report

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐  Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, par value $0.01	UDR	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging Growth Company          ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.    ☐

Item 8.01. Other Events.

On March 30, 2021, UDR, Inc., a Maryland corporation (the “Company”), entered into (i) the Underwriting Agreement, dated March 30, 2021 (the “Underwriting Agreement”), among the Company and J.P. Morgan Securities LLC and Wells Fargo Securities, LLC, in their capacities as underwriters (together, the “Underwriters”); JPMorgan Chase Bank, National Association (“JPMC”) and Wells Fargo Bank, National Association (“Wells Fargo”), in their capacities as forward purchasers (together, the “Forward Purchasers”); and J.P. Morgan Securities LLC (in its capacity as an agent of JPMC) and Wells Fargo Securities, LLC (in its capacity as an agent of Wells Fargo), in their capacities as forward sellers; and (ii) the two letter agreements, each dated March 30, 2021 (together, the “Confirmations”), by and between the Company and each of the Forward Purchasers, relating to the forward issuance and sale of 7,000,000 shares of the Company’s common stock (the “Shares”). The initial forward price under the Confirmations is $43.51 per Share. The sale of Shares closed on April 5, 2021.

Pursuant to the Underwriting Agreement, subject to certain exceptions, the Company has agreed not to sell or otherwise dispose of any shares of Common Stock for a period ending 30 days after the date of the Underwriting Agreement without first obtaining the written consent of the Underwriters.

The Shares were offered pursuant to an effective shelf registration statement on Form S-3 on file with the Securities and Exchange Commission. Copies of the Underwriting Agreement and the Confirmations are attached as Exhibits 1.1 through 1.3 to this Current Report on Form 8-K and are incorporated herein by reference. The summary set forth above is qualified in its entirety by reference to such exhibits.

Morrison & Foerster LLP, as counsel to the Company, has issued its opinion with respect to the legality of the Shares, which opinion is attached hereto and incorporated herein by reference as Exhibit 5.1.

Item 9.01. Financial Statements and Exhibits.

(d) Exhibits.

Exhibit No.	Description
1.1	Underwriting Agreement, dated March 30, 2021, among the Company, the Underwriters and the Forward Purchasers.
1.2	Confirmation of Registered Forward Transaction, dated March 30, 2021, by and between the Company and JPMorgan Chase Bank, National Association.
1.3	Confirmation of Registered Forward Transaction, dated March 30, 2021, by and between the Company and Wells Fargo Bank, National Association.
5.1	Opinion of Morrison & Foerster LLP.
23.1	Consent of Morrison & Foerster LLP (included in Exhibit 5.1).
104	Cover Page Interactive Data File – the cover page XBRL tags are embedded within the Inline XBRL document.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

UDR, Inc.

April 5, 2021	By:	/s/ Joseph D. Fisher
Joseph D. Fisher
Senior Vice President and Chief Financial Officer
(Principal Financial Officer)